OCTOBER 25, 1999



                         SUPPLEMENT TO THE PROSPECTUS OF
                             PIONEER INDO-ASIA FUND
                               DATED MARCH 1, 1999




The following policies will become effective on January 1, 2000.

REDEMPTION FEE AND EXCHANGE LIMITATION

The fund's redemption fee and exchange limitation policies are intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient.

The redemption fee and exchange limitation policies may not apply to transactions made through an omnibus account for fund shares. In determining whether the redemption fee applies or the exchange redemption limit has been reached, Pioneer may aggregate a series of transactions and/or fund accounts if the accounts making the transactions appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

REDEMPTION FEE
If you sell or exchange Class A shares worth more than $25,000 within 90 days of any purchase of fund shares, the fund will apply a 2% fee to the entire amount of your sale proceeds. In determining whether a redemption fee applies, Pioneer may aggregate transactions made during any 90-day period and/or fund accounts under common ownership or control.

This fee is payable to the fund and is not a deferred sales charge or commission. The fee is calculated after any applicable sales charge is deducted and is in addition to any sales charge paid. When you request a sale or exchange, the fund will first process any shares that are not subject to the fee. The fee does not apply to shares purchased by reinvesting dividend or capital gain distributions, to systematic withdrawal plan transactions or to transactions made through IRA or SEP-IRA accounts or employer-sponsored retirement plans, including 401(k) plans, 403(b) plans, 457 plans, profit-sharing and employee benefit plans. The fund may waive the fee if your sale results from certain hardship situations including death, illness or a natural disaster.

EXCHANGE LIMITATION
You may make up to four exchange redemptions of $25,000 or more per account per calendar year out of the fund. Except as noted, you may make any number of exchanges of less than $25,000. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control.

The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401 of the Internal Revenue Code. The exchange limitation may not apply to transactions made through an omnibus account for fund shares.





                                                                    7286-00-1099
                                              (C)Pioneer Funds Distributor, Inc.